EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 16day of FEB 2003.





                                               /s/ Wilton Looney
                                            -------------------------------
                                                Wilton Looney, Director



Witness:

/s/ Martha Looney
--------------------------------

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 11 day of FEB 2003.





                                             /s/ Gary W. Rollins
                                            -------------------------------
                                             Gary W. Rollins, Director



Witness:


 /s/ Kathleen Gray
----------------------------------

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 14 day of Feb 2003.




                                               /s/ Henry B. Tippie
                                             -------------------------------
                                              Henry B. Tippie, Director


Witness:

/s/ Teri L. Whetstone
---------------------------------

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 18 day of Feb 2003.





                                           /s/ James A. Lane Jr.
                                          -------------------------------
                                          James A. Lane, Jr., Director



Witness:


/s/ Donna R. Giddens
----------------------------------

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 11 day of Feb 2003.




                                        /s/ James B. Williams
                                       -------------------------------
                                        James B. Williams, Director



Witness:

/s/ Louise M. Tolliver
------------------------------------

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 14th day of FEB 2003.





                                        /s/ Linda H. Graham
                                       -------------------------------
                                        Linda H. Graham, Director



Witness:


/s/ Theresa Emfinger
_________________________________

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 21 day of MARCH 2003.





                                        /s/ R. Randall Rollins
                                      -------------------------------
                                       R. Randall Rollins, Director



Witness:


 /s/ Linda H. Graham
------------------------------